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Profire Energy Authorizes Share Repurchase Program

LINDON, Utah September 16, 2021 - Profire Energy, Inc. (NASDAQ: PFIE), a technology company (the "Company") that provides solutions which enhance the efficiency, safety, and reliability of industrial combustion appliances, today announced the authorization to repurchase of up to $2,000,000 worth of the Company’s common stock during the upcoming 12-month period. The program’s repurchases is expected to commence on October 15, 2021 and continue until September 30, 2022.

The Company’s board of directors authorized repurchase program as a means of opportunistically returning capital to shareholders. Repurchases will be made at management’s discretion and at prices management considers to be attractive and in the best interests of both the Company and its shareholders, subject to the availability of stock, general market conditions, the trading price of the stock, alternative uses for capital, and the Company’s financial performance. The actual number of common stock to be purchased, the timing of purchases and the price at which the shares are purchased will depend on future market conditions and on potential alternative uses for the Company’s cash resources. Additionally, the repurchases may also be made under a Rule 10b5-1 plan, which would permit shares to be repurchased when the company might otherwise be precluded from doing so under insider trading laws. Open market purchases will be conducted in accordance with applicable legal requirements.

The repurchase program may be suspended, terminated or modified at any time for any reason, including market conditions, the cost of repurchasing shares, the availability of alternative investment opportunities, liquidity, and other factors deemed appropriate. The repurchase program does not obligate the Company to purchase any particular number of shares.

“The announcement of this repurchase program demonstrates our belief in Profire and a commitment to return value to our shareholders,” said Ryan Oviatt, the Company’s Co-CEO. “We believe that the current share price is not an accurate reflection of our Company and its value. This announcement further reflects our confidence in the Company's business operations and outlook, as well as our commitment to generating long-term value for our shareholders."

About Profire Energy, Inc.
Profire Energy assists energy production companies in the safe and efficient production and transportation of oil and natural gas. As energy companies seek greater safety for their employees, compliance with more stringent regulatory standards, and enhanced margins with their energy production processes, Profire Energy's burner management products are continuing to be a key part of their solutions. Profire Energy has offices in Lindon, Utah; Victoria, Texas; Homer, Pennsylvania; Greeley, Colorado; Millersburg, Ohio; and Acheson, Alberta, Canada. For additional information, visit www.profireenergy.com.

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Cautionary Note Regarding Forward-Looking Statements. Statements made in this release that are not historical are forward-looking statements. This release contains forward-looking statements, including, but not limited to statements regarding the Company’s share repurchase program, the dates on which the share repurchases may commence and expire, the manner in which the securities may be acquired, the Company’s expected growth, product development, and the Company’s plans to make internal and external investments. Forward-looking statements are not guarantees of future results or performance and involve risks, assumptions and uncertainties that could cause actual events or results to differ materially from the events or results described in, or anticipated by, the forward-looking statements. Factors that could materially affect such forward-looking statements include certain economic, business, public market and regulatory risks and factors identified in the company's periodic reports filed with the Securities and Exchange Commission. All forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements are made only as of the date of this release and the Company assumes no obligation to update forward-looking statements to reflect subsequent events or circumstances, except as required by law. Readers should not place undue reliance on these forward-looking statements.
Contact:
Profire Energy, Inc.
Ryan Oviatt, Co-CEO, Co-President and CFO
(801) 796-5127

Three Part Advisors
Steven Hooser, Partner
214-872-2710